SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 8, 1997
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  1-3950                            38-0549190
         (Commission File Number)           (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                            48121
(Address of principal executive offices)                          (Zip Code)



         Registrant's telephone number, including area code 313-322-3000





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                                      -2-

Item 5.  Other Events.
---------------------

     News release dated October 8, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS

Designation               Description                       Method of Filing


Exhibit 20             News release dated                Filed with this Report
                       October 8, 1997




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                               FORD MOTOR COMPANY
                                               -------------------
                                               (Registrant)



Date:  October 8, 1997                        By:/s/John M. Rintamaki
                                                 ---------------------
                                                  John M. Rintamaki
                                                  Secretary


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                            EXHIBIT INDEX


DESIGNATION                   DESCRIPTION                       PAGE


Exhibit 20                  News release dated
                            October 8, 1997